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                                                                    EXHIBIT 99.3

                    INDENTURE, BILL OF SALE AND ASSIGNMENT
                    --------------------------------------


          INDENTURE, BILL OF SALE AND ASSIGNMENT, made, executed and delivered as of February 16, 2001 by Connell Limited Partnership, a Delaware limited partnership (herein called "Grantor"), in favor of APW Mayville, LLC, a Delaware limited liability company (herein called "Grantee").

          WHEREAS, Grantor, Grantee and APW Ltd., a Bermuda company ("APW"), are the parties to an Asset Purchase Agreement, dated as of January 23, 2001, as amended by Amendment No. 1 to the Asset Purchase Agreement dated as of February 16, 2001 (the "Asset Purchase Agreement"), providing for, among other things, the sale, transfer, conveyance, assignment and delivery to Grantee of the entire right, title and interest of Grantor in the Assets and the business of the Division, for consideration in the amount and on the terms and conditions provided in the Asset Purchase Agreement (capitalized terms used and not otherwise defined in this Indenture, Bill of Sale and Assignment shall have the meanings ascribed to such terms in the Asset Purchase Agreement);

          WHEREAS, all of the terms and conditions precedent provided in the Asset Purchase Agreement have been met and performed or waived by the respective parties thereto, and such parties now desire to carry out the intent and purpose of the Asset Purchase Agreement by, among other things, Grantor's execution and delivery to Grantee of this Indenture, Bill of Sale and Assignment; and

          WHEREAS, this Indenture, Bill of Sale and Assignment is made, executed and delivered pursuant to and in accordance with the Asset Purchase Agreement, the terms of which
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shall not be merged hereinto but shall survive the execution hereof as and to the extent provided therein;

          NOW, THEREFORE, in consideration of the premises and of other valuable consideration to Grantor in hand paid by APW or Grantee, at or before the execution and delivery hereof, the receipt and sufficiency of which by Grantor is hereby acknowledged, Grantor hereby agrees as follows:

          Section 1.  Pursuant to Section 3.1 of the Asset Purchase Agreement
          ---------
and on the terms and conditions provided in the Asset Purchase Agreement, Grantor by this Indenture, Bill of Sale and Assignment, does hereby sell, assign, transfer, convey and deliver to Grantee all of Grantor's entire right, title and interest in all of the assets, properties, rights, claims and privileges of every nature and description of the Division, whether or not reflected in the Financial Statements, as they exist as of the Closing, including, without limitation, all of Grantor's entire right, title and interest in the following:

          (a) all "Accounts receivable," "Inventories," "Other current assets" and "Property, plant and equipment" of the Division reflected on the Closing Balance Sheet;

          (b) all registered or unregistered trademarks, trade names, service marks and logos and all patents, inventions, ideas, algorithms, software, copyrights, schematics, technologies, drawings, specifications, know-how, trade secrets and any other proprietary rights that are used in the conduct of the business of the Division as currently conducted, and all licenses to, registrations of, or applications to register any of the foregoing;

          (c) all leases of personal property of the Division;

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          (d) the Material Contracts, and all other agreements of the Division and all claims, causes of action, refunds, rights of recovery, rights of setoff and rights of recoupment of any kind against, relating to or pursuant to any of such Material Contracts or other agreements;

          (e) all books and records of the Division, including the customer and supplier lists, and all proprietary and non-proprietary information of the Division;

          (f) except as otherwise provided in Section 3.2(b) of the Asset Purchase Agreement, all credits, prepaid expenses, deferred charges, advance payments, security deposits, prepaid items and duties of the Division;

          (g) to the extent their transfer is permitted by law, all authorizations of Governmental Agencies of the Division;

          (h) all goodwill and similar intangible property of the Division;

          (i) all warranties, representations, and guarantees made by suppliers, manufacturers and contractors of the Division to the extent transferable to Grantee;

          (j) all telephone, fax, pager and mobile phone numbers of the Division and all email addresses, internet connections and uniform resource locators, or "URLs," and websites owned, licensed or leased by the Division, to the extent assignable;

          (k) all insurance, warranty and condemnation proceeds of the Division;

          (l) all claims of the Division necessary to assure Grantee full title, ownership and possession of the Assets after the Closing;

          (m) all tangible assets of the Division, including, without limitation, those set forth on Schedule 1(m);

          (n) all intangible assets of the Division; and

                                       3
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          (o) any other assets of Seller used primarily in connection with the day-to-day operation, as opposed to the supervision, of the Division;

provided, however, that the Assets shall not include, and the Excluded Assets shall include, Grantor's right, title and interest in any of the items referred to in Sections 1(f), (i), (k), (l) or (o) if and to the extent that such right, title or interest relates to any of the Excluded Assets or any of the Excluded Liabilities.

          Section 2.  Grantor hereby constitutes and appoints Grantee, its
          ---------
successors and assigns, as Grantor's true and lawful attorney and attorneys, with full power of substitution, in Grantor's name and stead, but on behalf and for the benefit of Grantee, its successors and assigns, to demand and receive any and all of the Assets, and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in Grantor's name, or otherwise, for the benefit of Grantee, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Grantee, its successors or assigns, may deem proper for the collection or reduction to possession of any of the Assets or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred and assigned, or intended so to be, Grantor hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by Grantor or by its dissolution or in any manner or for any reason whatsoever.

          Section 3.  Grantor further authorizes Grantee, its successors and
          ---------
assigns, to receive and open all mail, telegrams and other communications, and all express or other packages, addressed to Grantor or to any of its officers and to retain the same insofar as they relate to the Division, but any such mail, telegrams, communications or express or other

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packages not relating to the Division shall be forwarded with reasonable dispatch to the address of Guarantor as set forth in Section 16.5 of the Asset Purchase Agreement. The foregoing shall constitute full authorization to the postal authorities, all telegraph and express companies and all other persons to make delivery of such items to Grantee. Effective upon Closing, Grantor shall implement procedures in its bank sweep accounts to promptly redirect to Grantee's account (as set forth in a written notice by Grantee to Grantor) by wire transfer funds received from Applied Materials, Inc., during the six month period following the Closing.

          Section 4.  Subject to the terms and conditions of the Asset Purchase
          ---------
Agreement, Grantor hereby covenants that, from time to time after the delivery of this Indenture, Bill of Sale and Assignment, at Grantee's request and without further consideration, Grantor will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, transfers, conveyances, assignments, powers of attorney and instruments of further assurances as may reasonably be necessary or appropriate to carry out the provisions of this Indenture, Bill of Sale and Assignment, and to put Grantee in possession of, any of the Assets and, in the case of contracts and rights, if any, which cannot be effectively transferred to Grantee without the consent of third parties, to endeavor to obtain such consents promptly and if any be unobtainable, to use its best efforts to assure to Grantee the benefits thereof (provided, that Grantee shall agree to perform the obligations of Grantor arising thereunder to the extent Grantee has control over the resources required to do so).

          Section 5.  Nothing in this Indenture, Bill of Sale and Assignment,
          ---------
express or implied, is intended or shall be construed to confer upon, or to give to, any person, firm or corporation other than Grantee and its successors and assigns, any remedy or claim under or by

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reason of this Indenture, Bill of Sale and Assignment or any terms, covenants or conditions hereof, and all the terms, covenants and conditions, promises and agreements contained in this Indenture, Bill of Sale and Assignment shall be for the sole and exclusive benefit of Grantee and its successors and assigns.

          Section 6.  This Indenture, Bill of Sale and Assignment is executed by
          ---------
Grantor and Grantee, and shall be binding upon, Grantor, Grantee and their respective successors and assigns, for the uses and purposes above set forth and referred to, effective immediately upon its delivery to Grantee.

          Section 7.  This Indenture, Bill of Sale and Assignment shall be
          ---------
governed by and construed and enforced in accordance with the laws of the State of Delaware (without giving effect to the principles of conflicts of law thereof) as to all matters including, but not limited to, matters of validity, construction, effect, performance and remedies.

          IN WITNESS WHEREOF, Grantor has caused this Indenture, Bill of Sale and Assignment to be signed by its duly authorized officer as of the date first written above.


                                             CONNELL LIMITED PARTNERSHIP
Attest:                                      By:  Its General Partner



                                             CONNELL INDUSTRIES, INC.

By /s/ Kathleen A. Murphy                    By /s/ John V. Curtin
  ------------------------                     -----------------------

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Name:   Kathleen A. Murphy                     Name:   John V. Curtin
Title:  Sr. Vice President                     Title:  Vice President

Agreed and accepted as
of the date first
written above.

APW MAYVILLE, LLC


By /s/ Joseph T. Lower
   -------------------
  Name:   Joseph T. Lower
  Title:  Vice President

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COMMONWEALTH OF MASSACHUSETTS  )
                               :  SS.
COUNTY OF SUFFOLK              )

          On this _____ day of ____________, 2001 before me appeared [    ] and
[    ] each to me personally known, who, being by me duly affirmed, did say that
they are the [    ] and [    ] respectively, of Connell Limited Partnership, a
Delaware limited partnership, and that said instrument was signed on behalf of
such partnership by authority of its general partner, and [    ] and [    ]
acknowledged said instrument to be the free act and deed of such partnership.



______________________
NOTARY PUBLIC